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                              EXHIBIT 10.1



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                            O.E.M. SUPPLY AGREEMENT

     THIS AGREEMENT, made effective this _____ day of______, 1996, by and between Sherwood Medical Company, doing business as Sherwood-Davis & Geck, a corporation organized and existing under the laws of the State of Delaware, having an office at 1915 Olive Street, St. Louis, Missouri 63103 (hereinafter referred to as "Sherwood-D&G") and Univec, Inc., a corporation organized and existing under the laws of the State of New York, having an office at 999
Franklin Avenue, Garden City, New York 11530 (hereinafter referred to as "Customer").

 SECTION 1. DEFINITIONS

     As used in this Agreement, the following terms shall be deemed to have the following meanings:

     1(a) "Contract Year" shall mean each twelve (12) month period during the term of the Agreement beginning with the Commencement Date.

     1(b) "Products" shall mean hypodermic syringe component sets, each consisting of a syringe barrel with or without a permanently pre-attached cannula and sheath or a separate hooded needle, and a plunger tip (a "Component
Set); and single-use syringe plungers ("Plungers"), each as more fully described in Exhibit A hereto, and as amended from time to time in writing by the parties.

     1(c) "Specifications" shall mean the specifications and protocols set forth in Exhibit B attached hereto.

     1(d) "Sufficient Production Capacity" shall mean having sufficient manufacturing facilities, equipment, staff, raw materials and shipping facilities to manufacture and deliver to Customer at least fifty million (50,000,000) Component Sets during each Contract Year.


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SECTION 2. PURCHASE AND SALE OF PRODUCTS

     2(a) In accordance with the terms and conditions of this Agreement, Sherwood-D&G shall manufacture and sell the Products to Customer, and Customer shall purchase the Products from Sherwood-D&G.

     2(b) Sherwood-D&G shall maintain Sufficient Production Capacity at all times during the term of this Agreement. Upon receipt of written purchase orders from Customer using Customer's standard form of purchase Order, Sherwood-D&G shall manufacture and deliver Component Sets and Plungers in accordance with such written purchase orders, provided, however, notwithstanding anything to the contrary herein, Sherwood-D&G shall only be obligated to manufacture and deliver an average of four million one hundred sixty-six thousand six hundred sixty-seven (4,166,667) Component Sets and the quantity of acceptable Plungers that it has the capacity and capability to manufacture, as set forth in Section 2(c) hereof, each month against such purchase orders during the term of this Agreement. Sherwood-D&G shall keep Customer informed of its capacity and capability to manufacture acceptable Plungers. Nothing contained herein shall require Customer to order any minimum quantity of Products at any time during the term of this Agreement.

     2(c) Sherwood-D&G shall exert reasonable business efforts to manufacture and deliver to Customer the quantity of acceptable Plungers ordered by Customer each month up to an average of eight million three hundred thirty-three thousand three hundred thirty-three (8,333,333) Plungers per month. Beginning on the Commencement Date, Sherwood-D&G and Customer shall cooperate to develop mutually acceptable Specifications for the Plungers that will allow the greatest yield from Sherwood-D&G's plunger mold while functioning in a reasonably acceptable manner in Customer's assembly process without sacrificing the quality of the finished product. Specifically, Sherwood-D&G shall exert its reasonable business efforts to refine its plunger mold and manufacturing process for the Plungers to increase its capacity and capability


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to  manufacture  acceptable  Plungers  and Customer  shall exert its  reasonable business efforts to refine its syringe assembly process to accept such Plungers.

     2(d) Customer may place its orders on Customer's purchase order forms, specifying shipping instructions and destinations. Any terms and conditions included in any such purchase order form of Customer or any acknowledgment or other form of Sherwood-D&G shall be of no force and effect and shall form no part of the agreement between the parties. Minimum order quantities are ten million (10,000,000) Component Sets or Plungers. Minimum shipment quantities are two million (2,000,000) Component Sets or Plungers. Sherwood-D&G shall satisfy all purchase orders promptly after receipt of Customer's written purchase order or, except for the quantities of Products set forth in Section 2(b) which may not be objected to or rejected, shall object to or reject any such purchase order within fifteen (15) days after receipt thereof. Any purchase order for the Products received by Sherwood-D&G and not objected to or rejected within fifteen
(15) days after receipt shall be deemed accepted by Sherwood-D&G. Delivery shall be required by Customer no sooner than ninety (90) days from receipt of Customer's written purchase order. Customer shall provide Sherwood-D&G with six
(6) month non-binding forecasts of purchases of the Products sixty (60) days in advance of each six (6) month period throughout the term of this Agreement. Within thirty (30) days of receipt of such non-binding forecasts from Customer, Sherwood-D&G shall notify Customer in writing whether, in its sole judgment, it has available production capacity to supply Customer with more than twenty-five million (25,000,000) Component Sets during the applicable six (6) month period covered by such forecast. If Customer desires to purchase from Sherwood-D&G in excess of twenty-five million (25,000,000) Component Sets during such six (6) month period, it shall, within fifteen (15) days of receipt of the notice of sufficient available capacity from Sherwood-D&G, issue to Sherwood-D&G binding purchase orders for such additional Component Sets up to the available capacity set forth in Sherwood-D&G's notice. The parties agree that said purchase orders for such additional Component Sets shall be binding on both Sherwood-D&G and Customer for the quantities set


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forth therein. All purchase orders and forecasts shall be sent to Sherwood-D&G in accordance with Section 10 hereof.

SECTION 3. TERM OF AGREEMENT

     3(a) This Agreement shall commence on the effective date first written above (the "Commencement Date") and, unless sooner terminated or extended in accordance with the provisions of Sections 3(b) or 6 hereof, shall continue for a period of five (5) years (the "Initial Term") from the initial delivery and acceptance of commercial quantities of Products.

     3(b) In the event  that  Sherwood-D&G  exercises  the  option  set forth in
Section 9 hereof to enter into the Non-Exclusive License Agreement (U.S.), the Initial Term shall continue from the Commencement Date until the greater of (A) five (5) years or (B) the sooner to occur of (i) market introduction and commercial sale by Sherwood-D&G of Licensed Product (as defined in the Non-Exclusive License Agreement (U.S.), or (ii) two and one-half (2-1/2) years from execution of the Non-Exclusive License Agreement (U.S.) by both of the parties hereto.

SECTION 4. PRICE AND PAYMENT TERMS

     4(a) For all Products purchased from Sherwood-D&G for delivery to Customer during the first twelve (12) months of the Initial Term, Customer shall pay to Sherwood-D&G the price for each of the Products set forth in Exhibit A
(hereinafter referred to as the "Product Purchase Price"), FOB Sherwood-D&G's manufacturing facility. All prices are exclusive of sales, use and other taxes. All export, import and other duties, tariffs and customs shall be paid by Customer. If exemption is claimed by Customer from any of the foregoing, Customer shall furnish to Sherwood-D&G satisfactory proof of such exemption. For the first fifty million (50,000,000) Components Sets and Plungers ordered by Customer, Sherwood-D&G shall maintain an inventory of a ninety (90) day supply of such Products (or such lesser amount as may be requested from


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time to time by Customer)  until needed by Customer,  with payment  terms of net sixty (60) days from date of shipment.  Thereafter, payment terms are net thirty
(30) days from date of shipment.

     4(b) Sherwood-D&G shall have the right to revise the prices set forth in Exhibit A not more often than once during any twelve (12) month period commencing twelve (12) months after the Commencement Date, by giving Customer thirty (30) days written advance notice. Such revisions in price shall not exceed the actual changes in the cost to Sherwood-D&G for parts, materials, labor and overhead directly related to the manufacture, packaging and labeling of the Products, utilizing generally accepted accounting principles, but in no event will any price increase for any Product exceed five percent (5%) in any twelve (12) month period. Customer may, at its option, request verification of such increases by independent certified public accountants, reasonably acceptable to Sherwood-D&G. In no event shall any such upward price revision take into account any amount with respect to any lease payments or amortization charges or any increase in maintenance, overhead or any other cost or expense relating to the plunger mold leased by Sherwood-D&G from Customer to make the Plunger.

     4(c) Customer will be charged and will pay to Sherwood-D&G a surcharge equal to fourteen and nine hundred twenty-five thousandths percent (14.925%) of the invoice price of Products ordered and received by Customer up to a maximum invoiced amount of Six Million Seven Hundred Thousand Dollars ($6,700,000) of
Product purchases. Sherwood-D&G will give Customer a discount on Product Purchase Prices by a credit equal to the amount of the surcharge on invoiced amounts up to a maximum aggregate of Three Million Three Hundred Fifty Thousand Dollars ($3,350,000) of Product purchases. No surcharge shall be applied to invoiced amounts in excess of an aggregate amount of Six Million Seven Hundred Thousand Dollars ($6,700,000) and no credits shall be applied to invoiced amounts in excess of an aggregate amount of Three Million Three Hundred Fifty Thousand Dollars ($3,350,000). In no event shall


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Customer  pay or be  required  to pay more than Five  Hundred  Thousand  Dollars
($500,000) in surcharges net of the above credits.

SECTION 5. WARRANTIES, COVENANTS AND INDEMNIFICATION

     5(a) Sherwood-D&G warrants that it has title to all Products sold to Customer hereunder free of all liens and encumbrances of any kind or nature. Sherwood-D&G further warrants and guarantees that at the time of shipment of Products to Customer pursuant to Customer's purchase orders, the Products shall conform to the Specifications and shall have been manufactured in accordance with all applicable federal, state and local laws, including the Federal Food, Drug and Cosmetic Act, as amended, and the regulations issued thereunder.

     5(b) The parties represent and warrant that they have the full right to enter into this Agreement and that this Agreement does not conflict with any other agreements so long as the other terms of this Agreement are met.

     5(c) THE FOREGOING WARRANTIES OF THE PARTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Except as otherwise provided herein, in no event will either party be liable for any indirect, special, consequential, incidental or contingent damages in connection with the purchase, use or sale of the Products. Notwithstanding anything to the contrary contained herein, in the event that Sherwood-D&G fails to deliver to Customer Products meeting the Specifications, on a timely basis, as required by any Customer purchase orders delivered to and accepted by Sherwood-D&G pursuant to this Agreement, Customer shall be entitled, in addition to any other remedy available to it, to recover the profits that Customer would have made on the sale of single-use syringes that would have incorporated such Products had such Products been delivered.


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     5 (d) Upon  notification by Customer to Sherwood-D&G that there has been or may be a claim threatened or suit for damages instituted against Customer for personal injury or property damage related to use of the Products, Sherwood-D&G, its successors and assigns shall defend, indemnify and save harmless Customer, its employees, officers, subsidiaries and affiliated companies, their successors and assigns, against such claim or suit if based upon or arising out of an alleged defect in the Product, unless such claim or suit is based upon or arises out of an alleged defect (i) in the design of the Product, provided that the design of the Product (less the Plunger) is not defective as used by Sherwood-D&G for its standard line of hypodermic syringes, or (ii) created by the combination of the Component Sets with the Plunger, or (iii) caused by the assembly process in which the Component Sets and Plungers are assembled into complete single-use syringes; or is otherwise based upon or arises out of any negligent or intentional acts or omissions of Customer. It shall be prima facie evidence that a Product is defective if it fails to meet the Specifications. Sherwood-D&G shall maintain comprehensive General Liability Insurance, including contractual and product liability, in amounts not less than $1,000,000 per occurrence and $3,000,000 annual aggregate on a date of occurrence basis (not a date of claim basis). Upon request, Sherwood-D&G shall submit a certificate evidencing such insurance to Customer,, which certificate shall provide that the insurance policy evidenced thereby may not be canceled or reduced in amount without thirty (30) days prior notification to Customer. In the event of any claim or suit arising under this indemnity, prompt notice thereof shall be given to Sherwood-D&G, which shall have the right to conduct and control the defense in respect thereto, but Customer may have counsel present at its own expense and shall be entitled to participate in the defense. Customer shall cooperate with Sherwood-D&G in such defense as requested by Sherwood-D&G, at the expense of Sherwood-D&G. If Sherwood-D&G shall timely fail or refuse


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to assume such defense, Customer may employ counsel with respect thereto and all reasonable fees and expenses of such counsel shall be paid by Sherwood-D&G.

     5 (e) Upon notification by Sherwood-D&G to Customer that there has been or may be a claim threatened or suit for damages instituted against Sherwood-D&G for personal injury or property damage related to use of the Products, Customer, its successors and assigns shall defend, indemnify and save harmless Sherwood-D&G, its employees, officers, subsidiaries and affiliated companies, their successors and assigns, against such claim or suit if based upon or arising out of an alleged defect (i) in the design of the Product, provided that the design of the Product (less the Plunger) is not defective as used by Sherwood-D&G for its standard line of hypodermic syringes, or (ii) created by the combination of the Component Sets with the Plunger, or (iii) caused by the assembly process in which the Component Sets and Plungers are assembled into complete single-use syringes; or is otherwise based upon or arises out of any negligent or intentional acts or omissions of Customer. Customer shall maintain comprehensive General Liability Insurance, including contractual and product liability, in amounts not less than One Million Dollars ($1,000,000.00) per occurrence and Three Million Dollars ($3,000,000.00) annual aggregate on a date-of-occurrence basis (not a date of claim basis). Upon request, Customer shall submit a certificate evidencing such insurance to Sherwood-D&G, which certificate shall provide that the insurance policy evidenced thereby may not be canceled or reduced in amount without thirty (30) days prior notification to Sherwood-D&G. In the event of any claim or suit arising under this indemnity, prompt notice thereof shall be given to Customer, which shall have the right to conduct and control the defense in respect thereto, but Sherwood-D&G may have counsel present at its own expense and shall be entitled to participate in the defense. Sherwood-D&G shall cooperate with Customer in such defense as requested by Customer, at the expense of Customer. If Customer shall timely fail or refuse to assume such



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defense, Sherwood-D&G may employ counsel with respect thereto and all reasonable fees and expenses of such counsel shall be paid by Customer.

     5(f) Customer, its successors, assigns and legal representatives, shall forever defend, indemnify and save harmless Sherwood-D&G, its employees and officers, their successors, assigns and customers against all damages, claims, demand, seizures, injunctions, judgments, third party attorneys' fees and costs of any kind for any actual or alleged infringement, including willful infringement, of any patent, registered design, copyright or other industrial property right, including rights arising from confidential disclosures or relationships, because of the manufacture, use and/or sale of the Plunger or the combination by or for Customer of Component Sets with the Plunger or any other components or devices, but not with respect to the Component Sets per se. In the event of any claim or suit arising under this indemnity, prompt notice thereof shall be given to Customer, which shall have the right to conduct and control the defense in respect thereto, but Sherwood-D&G may have counsel present at its own expense and shall be entitled to participate in the defense. Sherwood-D&G shall cooperate with Customer in such defense as requested by Customer, at the expense of Customer.

     5(g) Sherwood-D&G, its successors, assigns and legal representatives, shall forever defend, indemnify and save harmless Customer, its employees and officers, their successors, assigns and customers against all damages, claims, demand, seizures, injunctions, judgments, third party attorneys' fees and costs of any kind for any actual or alleged infringement, including willful infringement, of any patent, registered design, copyright or other industrial property right, including rights arising from confidential disclosures or relationships, because of the manufacture, use and/or sale of the Component Sets per se, but not with respect to the Plunger or to any combination of the Component Sets with the Plunger or with any other components or devices. In the event of any claim or suit arising under this indemnity, prompt notice thereof shall be given


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to  Sherwood-D&G,  which shall have the right to conduct and control the defense in respect thereto, but Customer may have counsel present at its own expense and shall be entitled to participate in the defense. Customer shall cooperate with Sherwood-D&G in such defense as requested by Sherwood-D&G, at the expense of Sherwood-D&G.

SECTION 6. TERMINATION

     6 (a) Either party may terminate this Agreement by giving written notice to the other party in the following circumstances:

          (i) following thirty (30) days notice in the event the other party commits any material breach of any obligation of this Agreement which is not cured within said thirty (30) day period; or

          (ii) immediately upon giving notice in the event a petition of bankruptcy is filed against the other party which is not vacated or stayed within ninety (90) days, or in the event the other party makes a general assignment for the benefit of creditors, or a receiver is appointed for the other party.

     6 (b) Termination of this Agreement shall not affect any rights or obligations accrued prior to the effective date of such termination, including, but not limited to, Customer's obligation to pay for Products ordered and shipped to Customer. Notwithstanding the foregoing, the right to exercise the option pursuant to Section 9 hereof shall be suspended immediately upon the giving of notice of termination by Customer pursuant to this Section 6 and such option shall terminate and cease to be exercisable on the thirtieth (30th) day after the date of such notice unless Sherwood-D&G shall have cured the breach or other cause for such notice of termination. The provisions set forth in Section 5 hereof shall survive termination of this Agreement. The rights provided in this Paragraph shall be in addition and without prejudice to any other rights

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which the  parties  may have with  respect  to any  breach or  violation  of the provisions of this Agreement.

     6(c) Waiver by either party of a single default or breach or of a succession of defaults or breaches shall not deprive such party of any right to terminate this Agreement pursuant to the terms hereof upon the occasion of any subsequent default or breach.

SECTION 7. RETURNS AND CREDITS

     Sherwood-D&G shall furnish Customer with a written certificate for each lot of Products shipped to Customer, stating that the Products in that lot, identified by lot number, conform to the Specifications. If the Products are not of United States origin, Sherwood-D&G shall attempt, but shall not be required, to inform Customer of the country or countries of manufacture. Customer, within thirty (30) days of receipt, shall have the right to reject any lots or units which, by inspection, fail to meet the Specifications, and to receive credit therefor. Rejected lots of Products will be shipped to Sherwood-D&G's manufacturing facility with an identified rejection criteria, freight collect.

SECTION 8. FORCE MAJEURE

     If either party is prevented from performing any of its obligations hereunder (other than the payment of money) for unforeseeable and unavoidable causes beyond its control and without its fault or negligence, which wholly or partially prevent the manufacture, delivery, transportation, receipt, sale or use of the Products, including but not limited to fire, strike, explosion, flood or other acts of God, the inability of a vendor to supply approved raw materials (unless caused by the negligence or the intentional acts or omissions of the party seeking to avail itself of this provision) or any act or order of any governmenta1 agency, such party shall not be liable to the other party for breach of this Agreement, provided the party so affected gives prompt notice of



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such cause to the other party and exercises due diligence to remove the cause as soon as reasonably practical.

SECTION 9. OPTION

     9(a) In consideration for the transfer by Sherwood-D&G to Customer of all of Sherwood-D&G's right, title and interest in and to the production mold for the Plunger, including the mold inserts and the mold base, as evidenced by the Bill of Sale attached hereto as Exhibit D, Customer grants to Sherwood-D&G an option, exercisable (subject to Section 6(c) hereof) at any time prior to the sooner to occur of termination of this Agreement or three and one-half (3-1/2) years from the Commencement Date (hereinafter referred to as the "Option Period"), to enter into the Non-Exclusive License Agreement (U.S.) attached hereto as Exhibit C. Subject to Section 6(c) hereof, Sherwood-D&G may exercise its option to enter into the Non-Exclusive License Agreement (U.S.) at any time during the Option Period by executing a copy of same and returning it to Customer together with the applicable license fee in accordance with Section 3 of the Non-Exclusive License Agreement (U.S.). Upon receipt of the signed Non-Exclusive License Agreement (U.S.) and payment in full of the applicable license fee, Customer will execute the Non-Exclusive License Agreement (U.S.) and return a fully executed copy to Sherwood-D&G.

     9(b) If, during the period beginning eighteen (18) months after the Commencement Date and ending on expiration of the Option Period, Customer receives a bona fide written offer from an unrelated third party to exclusively license the Licensed Patent Rights (as defined in the Non-Exclusive License Agreement (U.S.)), Customer shall notify Sherwood-D&G of the receipt of said offer by providing a true copy thereof to Sherwood-D&G. Upon receipt of said written offer, Sherwood-D&G shall, within thirty (30) days of receipt, notify Customer of its intent either:

     (i) to exercise the option to enter into the Non-Exclusive License Agreement (U.S.) pursuant to Section 9(a) hereof; or


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     (ii) to enter into an exclusive  license with Customer on the same terms as set forth in the offer (but including the Movern Patents if not included in the bona fide offer); or

    (iii) to terminate its option rights hereunder in consideration of the payment by Customer to Sherwood-D&G of the greater of One Hundred Thousand Dollars ($100,000.00) or the balance of the surcharge amount payable under Section 4(c) hereof as of the date of Sherwood-D&G's notice to Customer hereunder.

If Sherwood-D&G elects Section 9(b)(i), it shall execute the Non-Exclusive License Agreement (U.S.) and return it to Customer with the applicable license fee in the manner set forth in Section 9(a); if Sherwood-D&G elects Section 9(b)(ii), the parties shall, as soon as practicable and in any event prior to the expiration of the bona fide offer, negotiate and execute an exclusive license agreement on the same terms as set forth in the third-party offer; or if Sherwood-D&G elects Section 9(b)(iii), the parties shall agree on the balance of the surcharge amount payable under Section 4(c) hereof and that amount, but not less than One Hundred Thousand Dollars ($100,000.00), shall be paid to Sherwood-D&G within ten (10) days of Sherwood-D&G's election, and the option of
Section 9 shall terminate and be of no further force and effect.

SECTION 10. DISTRIBUTION AGREEMENT

     Sherwood-D&G and Customer agree to negotiate in good faith the terms of a non-exclusive distribution agreement to become effective after the exercise of the option and immediately upon Sherwood-D&G's introduction to the market and commercial sale of a single-use syringe under the Non-Exclusive License Agreement (U.S.). The parties shall commence negotiations regarding the terms of the distribution agreement immediately upon execution of this

                                                                         SL-1888
                                                                        05/29/96
                                                                   Page 14 of 16

Agreement and shall diligently and in good faith negotiate such terms in an effort to reach agreement with respect thereto within thirty (30) days after the date hereof.

SECTION 11. NOTICES

     All notices specified in this Agreement shall be given in writing and shall be effective when either served by personal delivery or facsimile transmission, or on the day following timely delivery for next-day delivery to a national overnight courier service guaranteeing next-day delivery, or five (5) days after being addressed to the other party at the address specified below and deposited first class mail. Unless otherwise specified in accordance with the provision of this Section, the addresses of the parties shall be:

               Univec, Inc.
               999 Franklin Avenue
               Garden City, New York 11530
               Attention: Joel Schoenfeld
               Facsimile No. 516/739-3343
and
               Sherwood Medical Company
               1915 Olive Street
               St. Louis, Missouri 63103
               Attention: Vice President, OEM Sales
               Facsimile No. 314/241-0232

SECTION 12. MISCELLANEOUS PROVISIONS

     12(a) This document constitutes the entire Agreement between the parties, there being no warranties, representations or conditions of any kind or nature between the parties except as set forth herein. This Agreement may not be changed or modified except by an instrument in writing duly signed by the parties hereto. The December 22, 1994 OEM Supply Agreement between the parties is hereby expressly terminated and canceled, together with all rights and obligations of the parties with respect thereto. The parties hereto, their respective employees, officers, directors, subsidiaries, successors and assigns, hereby waive, release and discharge

                                                                         SL-1888
                                                                        05/29/96
                                                                   Page 15 of 16

each other, and any of their past, present or future shareholders, employees, officers, directors, parents, subsidiaries, affiliates, successors, assigns, agents or representatives, from any and all claims, liabilities, damages and demands whatsoever, in law or in equity, known or unknown, arising out of the December 22, 1994 OEM Supply Agreement, all modifications thereto, or any other prior agreement between the parties, oral or written, express or implied, relating to the supply by Sherwood-D&G to Customer of the Products or any other products. This Agreement supersedes all prior agreements and arrangements, written or oral, between the parties hereto with respect to the subject matter hereof.

     12(b) This Agreement may not be assigned by either party without the written consent of the other except to a subsidiary or in the case of a sale or transfer of all or substantially all of its business by way of acquisition, consolidation or merger. Notwithstanding the foregoing, this Agreement shall be binding upon the respective successors and assigns of either party hereto.

     12(c) The laws of the State of New York, without regard to principles of conflicts of laws shall govern the interpretation and all disputes arising out of this Agreement.

     12(d) Nothing contained in this Agreement shall permit either party to incur any debts or liabilities on behalf of the other party except as specifically provided in this Agreement. The parties are and will remain at all times independent contractors, and no agency or employment relationship exists between them.

     12(e) The headings and captions contained herein are for reference only and shall not constitute a substantive part of this Agreement.

     12(f) If any part of this Agreement is rendered void, invalid or unenforceable by a court of competent jurisdiction after the expiration or waiver of all rights to appeal, such shall not affect the validity or enforceability of any other provisions of this Agreement except those where the

                                                                         SL-1888
                                                                        05/29/96
                                                                   Page 16 of 16

invalid or unenforceable provisions comprise an integral part of or are otherwise clearly inseparable from the intent and purpose of this Agreement. In the event any provision is held invalid or unenforceable, the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement and, upon so agreeing, shall incorporate such substitute provision in this Agreement.

     12(g) The parties agree that the prevailing party in any litigation under this Agreement shall be entitled to recover, as part of its judgment, its reasonable attorneys' fees and any related costs and expenses.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

CUSTOMER: UNIVEC, INC.                           SHERWOOD MEDICAL COMPANY
                                                 d/b/a SHERWOOD - DAVIS & GECK

 By: /s/ Joel Schoenfeld                         By: /s/ Peter DiGasbarro
    --------------------------------                ---------------------------
          (Signture)                                     (Signature)

          Joel Schoenfeld                                Peter DiGasbarro
    --------------------------------                ---------------------------
          (Print Name)                                   (Print Name)

Title: C.E.O                                        Sr VP Marketing
      ------------------------------                ---------------------------

Date: 6/7/96                                                5/31/96
      ------------------------------                ---------------------------

H:\NANCY\AGMT\UNIVEC.CLN

                                                                         SL-1888
                                                                         5/29/96

                                    EXHIBIT A
                              PRODUCTS AND PRICING

---------------------------------------------------------------------------------------
                                                                           Product
 Products***                                                           Purchase Price*
---------------------------------------------------------------------------------------
5551-791600  1cc barrel, private label with preattached 27ga x 1/2"
cannula and sheath, non-sterile, bulk packed                                  #
---------------------------------------------------------------------------------------
5551-761025 or 5551-500019 1cc plunger tip, non-sterile, bulk packed
(with or without silicone)                                                    #
---------------------------------------------------------------------------------------
1cc Tuberculin, Luer Slip, barrel only, private labor, non-sterile, bulk packed
                                                                              #
Hooded needle, 20-27ga x 1/2"-1", non-sterile, bulk packed
---------------------------------------------------------------------------------------
Univec design single-use Plungers, non-sterile, bulk packed                   #
---------------------------------------------------------------------------------------

* A one-time die cost of $1,500.00 will be paid by Customer for each private label barrel.

** 1" cannula and other gauges and cannula lengths will be made available to Customer when Sherwood-D&G has production capacity and capability to manufacture. Sherwood-D&G currently has the capacity to also manufacture 28 and 29 gauge by 1/2" cannula. (Product Purchase Price may vary.)

*** 1cc sliding sleeve safety syringe barrel, private label, non-sterile, bulk packed, may be added as a Product provided that Sherwood-D&G has production capacity and capability to manufacture and the parties agree on the Product Purchase Price therefor.




---------
# Confidential treatment has been sought by the Company for the omitted portions and such material has been filed separately with the Commission.

                                                                         SL-1888
                                                                         5/29/96

                                   EXHIBIT B

                                 SPECIFICATIONS

Barrels, Hooded Needles and Plunger Tip - See attached.

Plunger - To be mutually agreed upon by the parties and attached hereto.

                   SCHEMATIC FOR EPOXY 1 CC TUBERCULIN SYRINGE

                     SCHEMATIC FOR EPOXY 1 CC INSULIN SYRINGE

                                                                       EXHIBIT B

QUALITY  ASSURANCE                 CLASSIFICATION                 CD 1003
SHERWOOD MEDICAL                  OF DEFECTS MANUAL               REV O
NORFOLK NEBRASKA                   COMPONENTS                     DATE O5/23/96

--------------------------------------------------------------------------------
DOCUMENT COORDINATOR                 Q. A. MANAGER                    EFFECTIVE
                                                                      DATE

--------------------------------------------------------------------------------

     TITLE: UNIVEC EPOXY SYRINGE SUBASSEMBLY (B/C/S)

I.   VISUAL EVALUATION
     ------------------
     Zero magnification unless otherwise specified

     CL-1 Defects 0.065% A.Q.L.
     --------------------------
     1.   Split or hole in sheath which may allow loss of sterility

     CL-2 Defects 0.250% A.Q.L.
     --------------------------

     1.   Water in assembled unit
     2.   Blood on syringe assembly
     3.   Missing point
     4.   Needle piercing sheath
     5.   Damaged or hook on point
     6. Graduation printing error which will cause a volume error in excess of +/-.02ml or +/-2 units (insulin only)

     CL-3 Defects 0.400% A.Q.L.
     --------------------------

     1.   Incomplete or incorrect assembly
     2.   Damaged product components (non-functional)
     3.   Flash which renders unit unserviceable
     4.   Graduation printing
          a.   Printing not legible
          b. High or low graduation lines which cause volume to be out of specification
          c.   Complete lack of printing of numbers; i.e. 1, 2, etc.
          d.   Non-printing of two or more graduations
     5.   Hole, split or crack in barrel which permits leakage
     6.   Impossible to remove sheath from syringe barrel
     7.   Epoxy flake on free length (attached)
     8.   Split cannula
     9.   Bent cannula
     10.  Primary grind only
     11.  Burr on lancet point
     12.  Mixed needle lengths or gage
     13.  Corrosion on cannula
     14.  Any defect visually obnoxious; i.e. hair, insect, etc.
     15.  Foreign material in fluid pathway
     16. Missing, incorrect or illegible lot number of product identification - packaging material

     CL-4 Defects 1.500% A.Q.L.
     --------------------------

     1.   Foreign material on outside of syringe
     2.   Damage components (functional but less than desired)
     3. Fingernail flash exceeds 1/32" or parting line flash exceeding 1/16" total
     4.   Non-printing of one graduation
     5.   Epoxy spillover on cannula not to exceed 1/16"
     6.   Printing smeared but legible
     7.   Globs (hardened lubricant) on cannula
     8.   Light burr on lancet point

                                       1
                                 UNAPPROVED COPY

                                                                       EXHIBIT B

QUALITY  ASSURANCE                 CLASSIFICATION                 CD 1003
SHERWOOD MEDICAL                  OF DEFECTS MANUAL               REV O
NORFOLK NEBRASKA                   COMPONENTS                     DATE O5/23/96

     CL-5 Defects 6.500% A.Q.L.
     --------------------------

     1.   Poor workmanship
     2.   Excessive lubricant, droplets or pools visible through the barrel
     3.   Inclusions in parts
     4.   Fractures exceeding 5/8" in length (sheath only)
     5.   Incomplete epoxy fill in barrel (recessed below flush)
     6.   Excessive epoxy that migrates over half the distance of the rib

II.  PHYSICAL EVALUATION
     -------------------
     CL-1 Defects 6.500% A.Q.L.
     --------------------------

     1.   Pull test of cannula below three (3) pounds

     CL-2 Defects 0.250% A.Q.L.
     --------------------------

     1.   None defined

     CL-3 Defects 0.400% A.Q.L.
     --------------------------

     1.   Leakage in fluid pathway
     2.   Clogged or partially clogged needle
     3.   Cleanliness of neddle: O.D. of cannula
     4.   Pull test of cannula below five {5) pounds
     5.   No lubricant on cannula

     CL-4 Defects 0.500% A.Q.L.
     --------------------------

     1.   Pull test of sheath from barrel exceeds (7) seven pounds
     2.   Cannula does not meet straightness specification
     3.   Constriction
     4.   Partial lubricant on cannula

     CL-5 Defects 6.500% A.Q.L.
     ---------------------------

     1.   Long or short cannula free length

                                END OF PROCEDURE

                                 UNAPPROVED COPY

                                                                       EXHIBIT B

[SCHEMATIC OF BARREL-LUER SLIP]

                                                                       EXHIBIT B

QUALITY  ASSURANCE                 CLASSIFICATION                 CD 1005
SHERWOOD MEDICAL                  OF DEFECTS MANUAL               REV O
NORFOLK NEBRASKA                   COMPONENTS                     DATE O5/23/96


DOCUMENT COORDINATOR                 Q A MANAGER                      EFFECTIVE
                                                                      DATE

     TITLE: UNIVEC REGULAR LUER TIP PRINTED BARREL

I.   VISUAL EVALUATION
     ------------------
     (Zero Magnification Unless Otherwise Specified)

     CL-1 Defects 0.065% A.Q.L
     --------------------------
     1.   None Defined

     CL-2 Defects 0.250% A.Q.L.
     --------------------------

     l.   Water in units
     2.   Blood in units

     CL-3 Defects 0.400% A.Q.L.
     --------------------------

     1.   Incomplete or incorrect assembly
     2.   Damaged product components (non-functional)
     3.   Flash which renders unit unserviceable.
     4.   Graduation printing
          4.1  Printing not legible
          4.2 High or low graduation lines which cause volume to be out of specification
          4.3  Complete lack of printing of numbers; i.e. 1, 2, etc.
          4.4. Non-printing of two or more graduations
     5.   Hole, split or crack in barrel which permits leakage
     6. Any defect visually obnoxious; i.e. hair, insect, etc. Foreign material in fluid pathway
     7. Missing, incorrect or illegible lot number or product identification - packaging material


     CL-4 Defects 1.500% A.Q.L.
     --------------------------

     1.   Foreign material on outside of barrel
     2.   Damaged component (functional but less than desired)
     3. Fingernail flash exceeds 1/32" or parting line flash exceeding 1/16" total
     4.   Absence of top line or one whole graduation line
     5. Printing clarity or numerals and lettering and graduations must be visible and legible at 18". Questionable unreadable printing will be judged with a plunger rod inside the barrel
     6.   Crazing visible at 18"
     7. The printing of the unit of measurement must be in full evidence (ml, cc, oz, etc.)

     CL-5 Defects 6.500% A.Q.L.
     --------------------------

     1.   Poor workmanship
     2.   Printing not in line with flat of flange
     3.   Printing smeared but legible

                                UNAPPROVED COPY

                                                                       EXHIBIT B

QUALITY  ASSURANCE                 CLASSIFICATION                 CD 1005
SHERWOOD MEDICAL                  OF DEFECTS MANUAL               REV O
NORFOLK NEBRASKA                   COMPONENTS                     DATE O5/23/96

II.  PHYSICAL EVALUATION
     -------------------
     CL-1 Defects 0.065% A.Q.L.
     --------------------------

     1.   None Defined

     CL-2 Defects 0.250% A.Q.L.
     --------------------------

     1.   None Defined

     CL-3 Defects 0.400% A.Q.L.
     --------------------------

     1.   Printing on syringe barrel does not pass the ink permanency test
     2. Syringe printing volume check exceeds the +/- 1.5% of syringe volume plus 2.0% expelled volume at each major graduation (audit)
     3.   Failed leak test ( standard luer taper)

     CL-4 Defects 1.500% A.Q.L.
     --------------------------

     1.   None defined

     CL-5 Defects 6.500% A.Q.L.
     ---------------------------

     1.   None defined

                                END OF PROCEDURE

                                 UNAPPROVED COPY

                                                                       EXHIBIT B


                         [SCHEMATIC OF LCC PLUNGER TIP]

                                                                       EXHIBIT B


QUALITY ASSURANCE                     CLASSIFICATION           CD  1004
SHERWOOD MEDICAL                     OF DEFECTS MANUAL         REV  0
NORFOLK NEBRASKA                        COMPONENTS             DATE  05/23/96


                                 UNAPPROVED COPY

--------------------------------------------------------------------------------
 DOCUMENT COORDINATOR              Q.A. MANAGER                  EFFECTIVE
                                                                 DATE

--------------------------------------------------------------------------------

     TITLE: UNIVEC SYRINGE RUBBER PLUNGER TIP

I.   VISUAL EVALUATION
     -----------------
     Zero magnification unless otherwise specified

     CL-1 Defects 0.065% A.Q.L.
     -------------------------
     1.   None defined

     CL-2 Defects 0.250% A.Q.L.
     -------------------------
     1.   None defined

     CL-3 Defects 0.400% A.Q.L.
     -------------------------
     1.   Cleanliness - foreign matter or particles, grease, etc.
     2.   Malforms, voids and no fills (applicable to face and first ring)
     3.   Splits and pin holes
     4.   Trim in excess of ring O.D.
     5.   Water on units
     6.   Any defect visibly obnoxious; i.e. hair, insects, etc.
     7.   Concentricity

     CL-4 Defects 1.500% A.Q.L.
     -------------------------
     1. Missing, incorrect or illegible lot number or product identification - packaging material

     CL-5 Defects 6.500% A.Q.L.
     -------------------------
     1. Poor workmanship
     2. Inclusions

II.  PHYSICAL EVALUATION
     -------------------

     CL-1 Defects 0.065% A.Q.L.
     -------------------------
     1.   None defined

     CL-2 Defects 0.250% A.Q.L.
     -------------------------
     1.   None defined

     CL-3 Defects 0.400% A.Q.L.
     -------------------------
     1. Leakage of water beyond the first ring during leak test. Test conducted when visual examination is not conclusive
     2. Concentricity exceeds .020 T.I.R. (dimensional check to be conducted when visual examination is not conclusive)


     CL-4 Defects 1.500% A.Q.L.
     -------------------------
     1.   None defined

     CL-5 Defects 6.500% A.Q.L.
     -------------------------
     1.   None defined


                                END OF PROCEDURE

                                                                       EXHIBIT B



                       [SCHEMATIC OF M500E HOODED NEEDLE]

                                                                       EXHIBIT B

                          |----------------------------------------------------
[LOGO] SHERWOOD MEDICAL   |TITLE                           |SPEC. NO.    | REV.
       CLASSIFICATIONS OF |                                |CD-2114      | B
           DEFECTS        |CLASSIFICATIONS OF DEFECTS      |SHEET 1 of 3 |
                          |   EPOXY HOODED NEEDLES         |--------------------
                          |                                |ISSUE
                          |                                |DATE     9/19/88
-------------------------------------------------------------------------------
Compiled by:       |                    APPROVALS AND DATE
DeLand Mfg.        |-----------------------------------------------------------
7-22-88            | 7-27-88     |  8-16-88     | 8-24-88     |         |
                   |             |              |             |         |
J. Hansen          | [illegible] |  [illegible] | [illegible] |         |
-------------------------------------------------------------------------------


I.   VISUAL EVALUATION (ZERO MAGNIFICATION UNLESS OTHERWISE SPECIFIED)
     -----------------------------------------------------------------

     CL-1 DEFECTS. 0.065% A.Q.L.
     ---------------------------
     1.   Split or hole in sheath which may allow loss of sterility


     CL-2 DEFECTS:  0.25% A.Q.L.
     ---------------------------
     1. Blood on needle assembly
     2. Needle piercing sheath
     3. Missing point
     4. Hook or severe point damage
     5. Reversed cannula
     6. No visible epoxy


     CL-3 DEFECTS:  0.4% A.Q.L.
     --------------------------
     1.   Incorrect or incomplete assembly
     2.   Damaged product components (non-functional)
     3.   Split cannula
     4.   Mixed cannula
     5.   Bent cannula
     6.   Corrosion on cannula
     7.   Any defect visibly obnoxious i.e., hair, insect, etc.
     8. Slivers, loosely attached metallic material or debris in cannula bevel or inside hub
     9.   Preliminary grind only
     10.  Burr on lancet point
     11   Incomplete or geometrically unacceptable grind
     12.  Hee1 of bevel improperly dulled


     CL 4 DEFECTS:  1.5% A.Q.L.
     --------------------------
     1.   Foreign material on outside of hub or cannula
     2.   Damaged components (functional but less than desired)
     3.   Light burr on lancet point
     4.   Globs (hardened lubricant)
     5.   Mixed bevels
     6. Attached epoxy splatter or solid above 3/32" on cannula free length (1" free length or less)


                             RELEASE FOR PRODUCTION
                  THIS PRINT INCORPORATES THE LATEST APPROVED
               SPECIFICATIONS AND SUPERSEDES ALL PREVIOUS ISSUES


NOTICE: SHERWOOD CONFIDENTIAL

                                                                       EXHIBIT B
                          |----------------------------------------------------
[LOGO] SHERWOOD MEDICAL   |TITLE                           |SPEC. NO.    | REV.
       CLASSIFICATIONS OF |                                |CD-2114      | B
           DEFECTS        |CLASSIFICATION OF DEFECTS       |SHEET 3 of 3 |
                          |   EPOXY HOODED NEEDLES         |--------------------
                          |                                |ISSUE
                          |                                |DATE     9/19/88
-------------------------------------------------------------------------------
REVISION  |     RELEASE NO. |         DESCRIPTION                |   APPROVALS
----------|-----------------|------------------------------------|-------------
          |                 |                                    |
    -     |  DR-4331        |RELEASED TO PRODUCTION              | G.E.  9-19-88
          |                 |                                    |
    A     |  DR-4742        |DELETED III. BIOLOGICAL EVALUATION  | G.E.  3-23-91
          |                 |                                    |
    B     |  DR-4840        |UNIVERSAL VISUAL EVALUATION         | [ILLEGIBLE]
          |                 |1.CL 4 ITEM 6 WAS:EPOXY SPLATTER OR |  8-20-91
          |                 |  SOLID ABOVE  3/32" ON CANNULA FREE|
          |                 |  LENGTH (ATTACHED)                 |
          |                 |2.ADDED CL 5 ITEM 6                 |
          |                 |                                    |
          |                 |                                    |
          |                 |          PRELIMINARY               |
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      USED ON                  USED ON                  USED ON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                          |----------------------------------------------------
[LOGO] SHERWOOD MEDICAL   |TITLE                           |SPEC. NO.    | REV.
       CLASSIFICATIONS OF |                                |CD-2114      | B
           DEFECTS        |CLASSIFICATION OF DEFECTS       |SHEET 2 of 3 |
                          |   EPOXY HOODED NEEDLES         |--------------------
                          |                                |ISSUE
                          |                                |DATE     9/19/88
-------------------------------------------------------------------------------

     CL-5 DEFECTS: 6.5% A.Q.L.
     ------------

     1.   Poor workmanship
     2.   Fractures in sheath exceeding 5/8" in length
     3.   Inclusions in plastic parts
     4.   Foreign material on outside of sheath
     5.   Excessive epoxy on outside of hub
     6. Attached epoxy splatter or solid above 3/32" on cannula free length (1 1/4 free length or longer)

II.  PHYSICAL EVALUATION
     ---------------------


     CL-1 DEFECTS: 0.065% A.Q.L.
     -------------

     1.   Pull test of cannula to hub below three (3) pounds

     CL-2 DEFECTS: 0.25% A.Q.L.
     -------------

     NONE

     CL-3 DEFECTS: 0.4% A.Q.L.
     -------------

     1.   Clogged or partially clogged needle
     2.   Pull test of cannula below specification (over three (3) pounds)
     3.   Cleanliness of needle: OD of cannula
     4.   Leakage at cannula junction or luer taper
     5.   No lubricant on cannula

     CL-4 DEFECTS: 1.5% A.Q.L.
     -------------

     1.   Cannula does not meet straightness specification
     2.   Partial lubricant on cannula
     3.   Tight sheath to hub fit

     CL-5 DEFECTS: 6.5% A.Q.L.
     -------------

     1.   Long or short cannula free length

APPLICATION SPECIFICATIONS
--------------------------

The following documents form a part of this specification:

     CD 2001 - Definitions of Monoject Quality Requirements.

                                  PRELIMINARY

                                    EXHIBIT D

                                  BILL OF SALE

     THIS BILL OF SALE is made, executed and delivered as of ____________, 1996, by Sherwood Medical Company, doing business as Sherwood - Davis & Geck, a Delaware corporation ("Sherwood-D&G"), to Univec, Inc., a New York corporation ("Customer"). Unless otherwise defined herein, capitalized terms used in this Bill of Sale shall have the meanings given to them in the OEM Supply Agreement (the "Agreement"), dated as of the date hereof, between Sherwood-D&G and Customer.

     Sherwood-D&G hereby conveys, grants, bargains, sells, transfers, sets over, assigns, delivers and confirms unto Customer, its successors and assigns forever, the 128 cavity plunger mold, including the mold base and the inserts, Sherwood-D&G Asset No. 1713 (the "Mold"), used by Sherwood-D&G to mold the Plungers, as described in the Agreement. TO HAVE AND TO HOLD the Mold, unto Customer, its successors and assigns, to its and their own use forever.

     Sherwood-D&G further covenants and agrees that it will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, transfers, assignments and conveyances, confirmations, powers of attorney, assurances and consents, conveying and confirming unto Customer of all the rights, title and interests of Sherwood-D&G in and to the Mold, as Customer shall reasonably require.

     Sherwood-D&G does hereby bind itself, its successors, heirs and assigns to forever warrant and defend transfer to title to the Mold unto Customer, its successors and assigns, against any person claiming the same, or any part thereof.

     IN WITNESS WHEREOF, Sherwood-D&G has caused this Bill of Sale to be executed as of the day and year first above written.

                                             SHERWOOD MEDICAL COMPANY,
                                             D/B/A SHERWOOD - DAVIS & GECK

                                             By:___________________________

                                             Title:________________________

 STATE OF MISSOURI          )
                            )   ss.
 COUNTY OF ST. LOUIS        )



     On this ________day of_______, 1996, before me, the undersigned notary public, personally appeared ___________, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In witness whereof, I hereunto set my hand and official seal.



                                         ----------------------------
                                              Notary Public .

                                    EXHIBIT C

                     NON-EXCLUSIVE LICENSE AGREEMENT (U.S.)

     THIS AGREEMENT, made effective as of the ____ day of_______ 199_, by and between SHERWOOD MEDICAL COMPANY, a corporation incorporated under the laws of the State of Delaware of the United States of America, doing business as Sherwood-Davis & Geck and having its principal offices at 1915 Olive Street, St. Louis, Missouri 63103 (hereinafter referred to as "Sherwood"), and UNIVEC, INC., a corporation incorporated under the laws of the State of New York, having offices at 999 Franklin Avenue, Garden City, New York 11530 (hereinafter referred to as "Licensor");

                                  WITNESSETH:

     WHEREAS, Licensor owns an invention relating to single-use syringes (hereinafter defined and referred to as "Licensed Invention") which is disclosed in an Application for United States Letters Patent identified as Serial Number 08/237,749 filed on April 25, 1994, entitled "Single Use Syringe" (hereinafter further identified, defined and referred to as the "Licensed Patent Application"); and

     WHEREAS, Licensor has entered into a License Agreement (hereinafter referred to as the "Movern License") effective June 17, 1994 between Licensor and Verna Movern whereby Licensor is granted exclusive rights under certain United States patents (hereinafter referred to as the "Movern Patents") including the right in Licensor to grant non-exclusive sublicenses under the Movern Patents; and

     WHEREAS, Sherwood is desirous of securing, and Licensor is willing to grant to Sherwood, a non-exclusive license to make, have made for it, use and/or sell in the hereinafter defined Licensed Territory, the Licensed Invention under said Licensed Patent Application and/or utilizing any know-how heretofor developed by Licensor relating to the Licensed Invention, all upon the terms and conditions hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, Sherwood and Licensor agree as follows:

SECTION 1. DEFINITIONS

     As used in this Agreement, the following terms shall be deemed to have the following meanings:

     1 (a) "Licensed Invention" shall mean the invention claimed and/or disclosed in the Licensed Patent Application, as herein defined.

     1 (b) "Licensed Patent Application" shall mean the application for United States Letters Patent, Serial Number 08/232,749 filed on April 25, 1994 by Joel Schoenfeld and David Shonfeld entitled "Single Use Syringe".

     1 (c) "Licensed Patent Rights" shall mean (i) the Licensed Patent Application, (ii) any other patent applications filed by the Licensor on the Licensed Invention in the Licensed Territory, (iii) any divisional, continuation, continuation-in-part, or substitute patent applications filed by the Licensor on the Licensed Invention in the Licensed Territory, (iv) any patents that shall issue on any of the above-described patent applications, (v) any reissues, reexaminations and extensions of the above, and (vi) any patent application or patent filed and/or issued in the Licensed Territory on any invention which embraces the Licensed Invention and which is owned or controlled by Licensor before or during the term of this Agreement or which is licensed to the Licensor during the term of this Agreement with a right to sublicense (excluding the Movern Patents).

     1 (d) "Licensed Product", singular or plural, shall mean:

     (i) any product made and/or sold in the Licensed Territory and claimed in any pending claim in any pending patent application of the Licensed Patent Rights in the Licensed Territory, or claimed in any valid, enforceable claim in any unexpired patent of the Licensed Patent Rights in the Licensed Territory, or

     (ii) any product made and sold, or sold and used, in the Licensed Territory employing, or intended to be utilized employing, a process or method claimed in any pending claim in any pending patent application of the Licensed Patent Rights in the Licensed Territory, or claimed in any valid, enforceable claim in any unexpired patent of the Licensed Patent Rights in the Licensed Territory.

     1 (e) "Net Sales" shall mean the total or gross billings for sales or other transfers of Licensed Products by Sherwood, any sublicensees and/or any Related Companies, as hereinafter defined, in any arm's-length transactions to unrelated third-party distributors, retailers or end users, less the following deductions where factually applicable: (i) discounts and rebates allowed and taken, in amounts customary to the trade; (ii) outbound transportation and insurance charges separately billed to the customer or prepaid; (iii) special outbound packing separately billed to the customer or prepaid; (iv) sales, excise, use, turnover, inventory, value-added and similar taxes and/or duties imposed upon and with specific reference to the particular sales of Licensed Products, but not including net income tax; (v) free samples and replacements in amounts refunded or credited upon purchase price on returned or defective Licensed Products; and (vi) the purchase price of any Licensed Products or components of Licensed Products purchased from Licensor or any source designated by Licensor. Sales shall be accounted for when invoiced and credits and refunds shall be accounted for when allowed.

     1 (f) "Licensed Know-how" shall mean any and all data, technology, drawings, documentation, and other proprietary and confidential information owned, acquired or developed by or for Licensor before or during the term of this Agreement that relate to the Licensed Invention, the design and/or manufacture thereof (excluding any such data, technology, drawings, documentation and other information relating to the design and/or construction of the SMT Machine), and/or the Licensed Products.

     1 (g) "Licensed Territory" shall mean the United States of America and its territories and possessions.

     1 (h) "Related Company", singular or plural, shall mean any parent, subsidiary or affiliate company of Sherwood, or any subsidiary or affiliate of any parent or subsidiary of Sherwood.

     l(i) "Sherwood Developments" shall mean any modifications of or improvements to the Licensed Invention or the Licensed Product, whether patented or not, made, owned, acquired or developed by Sherwood or made for Sherwood by another, and/or licensed to Sherwood by another with the right to sublicense, before or during the term of this Agreement.

SECTION 2. WARRANTY; COVENANT

     2 (a) Licensor warrants that Licensor is the owner of the entire right, title and interest in and to the Licensed Invention, the Licensed Patent Rights and the Licensed Know-how, that no license embracing said Invention, Patent Rights and/or Know-how has heretofore been granted, that Licensor has the right to grant the licenses granted in Section 4 hereof, that to Licensor's best knowledge and belief the Licensed Patent Rights are, or will be, valid and enforceable, and that manufacture, use and/or sale of the Licensed Invention will not infringe any patent presently known to Licensor.

     2 (b) Licensor warrants that Licensor has disclosed or will timely disclose to Sherwood any and all Licensed Know-how presently owned or heretofore developed by Licensor, and warrants and agrees that Licensor will timely disclose to Sherwood any additional Licensed Know-how that Licensor may own, acquire or develop during the term of this Agreement.

     2 (c) Licensor warrants that Licensor will cooperate in prosecution and maintenance of the Licensed Patent Rights. The responsibility for directing payment of any patent maintenance fees shall be in Licensor. Licensor further warrants that after execution of this Agreement, any fee payable to the United States Patent and Trademark Office for any of the Licensed Patent Rights will not be paid based on a claim of small entity status and that Licensor will instruct Licensor's attorneys to that effect, and that Licensor will provide to Sherwood, within thirty (30) days of any request by Sherwood, any information and copies of any records that Licensor has concerning conception and/or first reduction to practice of the Licensed Invention and the dates thereof. Licensor further warrants that Licensor will instruct Licensor's attorneys (i) to pay any maintenance fee for the Licensed Patent Rights, (ii) to keep Sherwood informed of the status of the Licensed Patent Rights, (iii) to provide Sherwood with copies of all official papers relating to the filing, prosecution and maintenance of such Licensed Patent Rights, (iv) to promptly notify Sherwood of issuance of any patent included in the Licensed Patent Rights, and (v) to counsel with Sherwood attorneys in an effort to secure the broadest possible patent protection on the Licensed Invention that is reasonably available. However, Licensor shall have the right to control and finally decide any matters in regard to preparation, filing, prosecution and/or maintenance of the Licensed Patent Rights.

     2 (d) Licensor represents and warrants that Licensor and any direct or ultimate parent entities of Licensor do not have total assets and/or annual net sales of Ten Million Dollars ($10,000,000.00) or more within the meaning of Title 11 of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (15 U.S.C. ss. 18a) and the regulations promulgated thereunder, 16 C.F.R. 801.1 et seq.

     2 (e) Sherwood warrants, covenants and agrees that it shall timely disclose to Licensor any and all information relating to Sherwood Developments, including without limitation, all data, technology, drawings, documentation, and other proprietary and/or confidential information.

SECTION 3. INITIAL PAYMENT

     3 (a) Upon execution of this Agreement, Sherwood will pay to Licensor the sum of One Thousand Dollars ($ 1,000.00) in full payment for the non-exclusive license to utilize the Licensed Know-how granted in Paragraph 4(a) hereof.

     3 (b) Additionally, upon execution of this Agreement, Sherwood will pay to Licensor the sum of One Hundred Thousand Dollars ($100,000.00) as an advance payment of, and offsettable against, any payments due under Paragraphs 5(a), 5(b) and 5(c) hereof.

SECTION 4. LICENSES GRANTED

     4(a) Licensor hereby grants to Sherwood and Sherwood hereby accepts a paid-up non-exclusive license to utilize the Licensed Know-how in perpetuity to make, have made for it, use and/or sell the Licensed Invention, and/or the Licensed Products in the Licensed Territory.

     4(b) Licensor hereby grants to Sherwood and Sherwood hereby accepts a non-exclusive license under the Licensed Patent Rights and a non-exclusive sub-license under the Movern Patent to make, have made for it, use and/or sell the Licensed Invention and/or the Licensed Products in the Licensed Territory.

     4(c) Sherwood hereby grants to Licensor and Licensor hereby accepts a perpetual, fully paid, royalty free, non-exclusive license to make, use and/or sell the Sherwood Developments or products incorporating the Sherwood Developments.

SECTION 5. ROYALTIES

     5 (a) As consideration for the non-exclusive license herein granted in Paragraph 4(b) hereof, Sherwood agrees to pay to Licensor an earned royalty equal to five percent (5 %) of Net Sales of Licensed Products invoiced for sale by Sherwood. Such royalty payment shall be mailed to Licensor within sixty (60) days (the "Royalty Payment Date") after the end of each six-month period ending June 30 and December 31 (each a "Royalty Reporting Period") of each year (each, a "Royalty Year") during the term of this Agreement.

     5 (b) It is understood that this Agreement includes no obligation on the part of Sherwood, expressed or implied, to commercialize Licensed Product, to sell any specific number of Licensed Products, or to do so in any set period of time. However, if Sherwood shall either (i) fail to introduce to the market and make commercial sales of Licensed Product within two (2) years from the effective date of this Agreement, or (ii) fail to sell any Licensed Product for a continuous period of five (5) years at any time during the term of this Agreement, then in either event, Licensor shall have the option, upon sixty (60) days written notice to Sherwood, to terminate this Agreement.

     5 (c) In the event that any of the Licensed Patent Rights in the Licensed Territory is finally declared abandoned, lapsed, unenforceable or, in whole or in part, invalid to the extent that no claim of the Licensed Patent Rights survives which claims Licensed Products made and/or sold by Sherwood or any Related Company within the Licensed Territory, then thereafter, Sherwood shall not be required to pay any royalty under this Agreement. In the event that a valid, enforceable patent claiming Licensed Products made and/or sold by Sherwood or any Related Company in the Licensed Territory is not granted to Licensor within three (3) years after the effective date of this Agreement, then, unless otherwise mutually agreed in writing or unless and until a valid, enforceable patent claiming Licensed Products is subsequently granted to Licensor within the Licensed Territory, Sherwood shall thereafter only be required to pay to Licensor one-half (1/2) the applicable royalty set forth in Paragraph 5(a) hereof on the Net Sales in the Licensed Territory of products previously meeting the definition of Licensed Products under Paragraph 1 (d) hereof for the remainder, if any, of a period of three (3) years from the date of first sale of Licensed Products by Sherwood or Related Company. Sherwood and any sublicensees shall thereafter be deemed to have a fully paid-up, royalty-free non-exclusive license under the Licensed Patent Rights within the Licensed Territory, unless and until a valid, enforceable patent claiming Licensed Products is subsequently granted to Licensor, in which event the obligation to pay a full royalty under Paragraph 5(a) hereof for the future shall be reinstated.

     5 (d) Sherwood shall have the right to deduct from any payments due to Licensor under Paragraphs 5(a), 5(b) and/or 5(c) hereof, the full amount of any payments required to be made and actually made by Sherwood with respect to any rights under the Movern Patents or the Movern License in connection with the Licensed Invention, the Licensed Patent Rights or this Agreement.

SECTION 6. ROYALTY CALCULATION, REPORTS AND RECORDS

 6 (a) Sherwood agrees, and will require any Related Companies to agree, to keep true and accurate records adequate to establish any royalty payable under this Agreement and to permit an independent certified public accountant selected by Licensor and reasonably acceptable to Sherwood, to inspect, on a confidential basis and at Licensor's expense, said records once annually at reasonable times upon reasonable notice, but only within a period of three (3) years after the last day of the Royalty Reporting Period to which such records relate. On the Royalty Payment Date, Sherwood shall provide to Licensor a report (a "Royalty Report") for each Royalty Reporting Period, setting forth the earned royalty due and payable on Net Sales, if any, of Sherwood and/or any Related Companies of Licensed Products during such Royalty Reporting Period, accompanied by payment of all amounts shown to be so due and payable, if any.

     6 (b) Earned royalty, as provided in Paragraph 5(a) hereof, shall accrue upon the first sale of Licensed Product to an unrelated third-party distributor, retailer or end user.

     6 (c) Only a single royalty under Paragraph 5(a) hereof shall be payable to Licensor for each specific unit of Licensed Product regardless of the number of countries in which manufacture, importation, sale, resale and/or use is made by Sherwood, any Related Companies and/or any direct or indirect customer thereof. Nothing herein is intended nor shall it be construed to grant Sherwood any right to sell or export or manufacture for sale to any place outside the Licensed Territory. Each Royalty Report shall contain a certification that no sale of Licensed Product was made outside the Territory by Sherwood during the Royalty Reporting Period to which such Royalty Report relates.

     6 (d) All taxes, assessments and fees of any nature levied by any governmental entity in the Licensed Territory of this Agreement on the sale of Licensed Products by Sherwood, or any Related Company shall be paid by Sherwood, or any Related Company for its account. However, if an income or other tax is levied on the recipient of any royalty under this Agreement by any governmental entity and is legally required to be withheld from the payment of royalty from Sherwood or from any Sherwood sublicensee and/or Related Company to Sherwood, such tax shall be paid by Sherwood, its sublicensee and/or Related Company for the account of Licensor, in which event an official receipt will be secured evidencing such payment, the receipt forwarded to Licensor, and the amount of such tax deducted from royalty paid to Licensor.

     6(e) The provisions herein as to payment of royalties shall not apply to Licensed Products embodying only the subject matter of claims of the Licensed Patent Rights which have become abandoned, lapsed, expired or which have been finally declared invalid or unenforceable.

SECTION 7. PATENT ENFORCEMENT AND DEFENSE

     7(a)  If  Sherwood  obtains  notice  or  knowledge  that a third  party  is infringing or misappropriating any patent, trademark, copyright or other proprietary rights with respect to the Licensed Patent Rights, the Movern Patent, the Licensed Invention or the Licensed Products, Sherwood shall promptly notify Licensor of such infringement or misappropriation. Sherwood agrees to cooperate with Licensor in the conduct of any litigation which Licensor or its licensors may elect to undertake with respect to such infringement or misappropriation. Sherwood shall have the right but not the obligation to be represented in such litigation by its own counsel at its own cost and expense.

     7(b) Licensor shall not be obligated to undertake by litigation or otherwise the collection of any claim against any person for loss of, damage to, or governmental taking of the Licensed Invention, the Licensed Patent Application, the Licensed Patent Rights or the Licensed Products, but Licensor will cooperate with Sherwood at Sherwood's expense if Sherwood elects to pursue such claims.

     7(c) Licensor shall indemnify and hold Sherwood harmless from and against any liabilities, losses, damages, expenses (including without limitation reasonable attorneys' fees and expenses), causes of action, suits, claims, or judgments asserted by third parties (a "Third Party Claim") against Sherwood arising out of a Third Party Claim with respect to the infringement or misappropriation of a patent or other proprietary rights, which may be asserted by such third party, because of Sherwood's making, using or selling the Licensed Invention or the Licensed Products pursuant to and in accordance with the terms and conditions of this Agreement, provided that Sherwood shall give Licensor (i) prompt written notice of the institution or the assertion of a Third Party Claim for which indemnity is or will be claimed hereunder and (ii) to the extent permitted by law, the opportunity to take over, control, settle and defend such Third Party Claim, at the sole expense of Licensor and with counsel selected by Licensor. Sherwood has the right but not the obligation to be represented in any such Third Party Claim by its own counsel, at its own cost and expense, provided that such right does not prejudice the right of Licensor to take over, control, settle and defend such Third Party Claim to the extent permitted by law. If making, using or selling the Licensed

Invention or the Licensed Products, or part thereof is enjoined for any reason whatsoever during the term of this Agreement, Licensor has the right at its own expense to (i) procure for Sherwood the right to continue to make, have made for it, use and/or sell the Licensed Invention and the Licensed Products, or part thereof which is the subject of such injunction, or (ii) to terminate this Agreement without further obligation of either party to the other. This Section 7 contains Sherwood's sole and exclusive remedy and Licensor's only obligations with respect to the infringement or misappropriation of a patent or other proprietary right which may be asserted by an owner thereof or any other person having an interest therein.

     7(d) Licensor shall not indemnify Sherwood, hold Sherwood harmless or defend Sherwood in respect of any claim of infringement or misappropriation where such infringement or misappropriation is the result of any modification or change in the Licensed Invention or Licensed Products (including but not limited to the Sherwood Developments) which departs in any manner from the terms of the Licensed Patent Rights.

SECTION 8. PATENT NOTICE MARKING

     Sherwood  shall,  and  shall  require  each  Related  Company,  to mark all
Licensed Products with the number of any applicable patent or other identification of the Licensed Patent Rights in accordance with the provisions of 35 U.S.C. ss.287.

SECTION 9. FORCE MAJEURE

     Neither party to this Agreement shall be responsible to the other party for nonperformance or delay in performance of any terms or conditions of this Agreement due to acts of God, acts of governments, wars, riots, strikes, accidents in transportation, or other causes beyond the reasonable control of the parties. Failure to pay money shall not be excused under this Section.

SECTION 10. TERM OF AGREEMENT

     Unless this Agreement shall be terminated by either party pursuant to the provisions hereof, this Agreement shall remain in force and effect during the pendency and until the expiration of the last-to-expire of the Licensed Patent Rights in the Licensed Territory, at which time this Agreement will expire. However, Sherwood and any Related Companies shall thereafter have a fully paid-up, royalty-free non-exclusive license to make, have made for it, use and/or sell the Licensed Invention and any other invention claimed in the Licensed Patent Rights without limitation.

SECTION 11. TERMINATION

     11 (a) In the event that either party hereto shall fail to comply with any of its material obligations under this Agreement after the other party shall have given thirty (30) days written notice of such failure to the first party, which notice shall fully specify the obligation with which the first party has not complied, then the other party, by further written notice to the first party, may terminate this Agreement.

     11(b) All rights and licenses granted under or pursuant to this Agreement by Licensor to Sherwood are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 U.S. Code (the "Bankruptcy Code"), licenses and rights to "intellectual property" as defined under Section 101 of the Bankruptcy Code. The parties agree that Sherwood, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the Bankruptcy Code. Licensor shall also have the right to terminate this Agreement in the event of the filing of a voluntary or involuntary petition of bankruptcy of Sherwood.

     11 (c) Sherwood may terminate this Agreement at any time on thirty (30) days notice in writing to Licensor.

SECTION 12. ASSIGNABILITY

     12(a) This Agreement may be assigned by Licensor and shall inure to the benefit of its successors, assigns or other legal representatives. Without the prior written consent of Licensor, which may be withheld for any or no reason whatsoever, Sherwood may not assign any rights arising under this Agreement except to a Related Company or to the successor in interest to the entire syringe business of Sherwood which, in any case, expressly assumes, in writing, the obligations hereunder.

     12(b) Licensor agrees to notify Sherwood in writing within thirty (30) days of any change in ownership or transfer of rights in any of the Licensed Patent Rights from any owner to any third party.

SECTION 13. NOTICES AND PAYMENTS

     13(a) Any notice, request, consent, demand or other communication given or required to be given under this License shall be effective only if in writing and shall be sent by one of the following means to the addressee at the address set forth in Sections 13(b) below (or at such other address as shall be designated in accordance with this Section 13, and shall be deemed conclusively to have been given: (i) on the first business day following the day timely deposited with an international or national overnight courier, with the cost of delivery prepaid, assuming proof of delivery; (ii) on the third business day following the day duly sent by certified or registered mail, postage prepaid and return receipt requested; (iii) on the first business day after it is otherwise actually delivered to the addressee by courier; or (iv) on the first business day after the day it is duly sent by both confirmed facsimile transmission and one of the forms provided in (i), (ii) or (iii) above, with the cost of transmission prepaid.

     13(b) The addresses and facsimile telephone numbers of the parties and those persons receiving copies are as follows:

           To Lessor:       Univec, Inc.
                            999 Franklin Avenue
                            Garden City, New York 11530
                            Attention: Joel Schoenfeld
                            Facsimile No.: 516-739-3343
                            Telephone No.: 516-294-1000

           Copy to:         Sazer, Vaccaro & Prisco LLP
                            325 Wireless Boulevard
                            Hauppauge, New York 11788
                            Attention: Gary Sazer, Esq.
                            Facsimile No.: 516-273-9685
                            Telephone No.: 516-273-7171

           To Lessee:       Sherwood-Davis & Geck
                            1915 Olive Street
                            St. Louis, Missouri 63103-1642
                            Attention: Vice President -- OEM Sales
                            Facsimile No.: (314) 241-0232
                            Telephone No.: (314) 621-7788

           Copy to:         Sherwood-Davis & Geck
                            1915 Olive Street
                            St. Louis, Missouri 63103-1642
                            Attention: Corporate Counsel
                            Facsimile No.: (314) 241-5855
                            Telephone No.: (314) 621-7788

     13(c) All payments to be made hereunder shall be sent to Univec, Inc. at 999 Franklin Avenue, Garden City, New York 11530, Attention: President.

SECTION 14. APPLICABLE LAW; JURISDICTION

     The parties hereto agree that this Agreement shall be considered to have been made in, and shall be construed and interpreted in accordance with the law of, the State of New York, without regard to any principles of conflicts of laws. The parties further agree that the courts of the State of New York shall have exclusive jurisdiction over any dispute arising hereunder.

SECTION 15. TECHNICAL AND OTHER INFORMATION; CONFIDENTIALITY

     15(a) To the best of Licensor's knowledge, any Licensed Know-how disclosed under this Agreement is correct. However, nothing herein shall be construed to indicate that Licensor in any manner guarantees the correctness of the Licensed Know-how, or that Licensor assumes any liability whatsoever for any products or parts thereof manufactured and sold by Sherwood in accordance with said Licensed Know-how, or as a result of the use thereof. Sherwood shall assume all such liabilities and hold Licensor harmless from any liability resulting from the manufacture, use and sale of the Licensed Products under this Agreement, except as herein provided.

     15(b) Subject to the provisions of this Agreement, until the end of five years after the expiration of the last-to-expire of the Licensed Patent Rights in the Licensed Territory, Sherwood shall respect and ensure respect for the strict confidentiality of all aspects of the information, data, studies, processes and secrets pertaining to the Licensed Know-how and shall not disclose nor allow the same to be disclosed to any other person without the prior written consent of Licensor. In furtherance hereof, Sherwood hereby covenants and agrees that it shall:

          (1) not disclose any Licensed Know-how or permit access to any Licensed Know-how by any person except as reasonably required to fulfill its obligations under this Agreement; and

          (2) take all reasonable measures deemed necessary or expedient to ensure respect for the confidentiality and continued protection of the Licensed Know-how and to prevent unauthorized access to the Licensed Know-how or possession, reproduction, modification, use or distribution thereof, and in particular to take appropriate measures, by agreement or otherwise, to ensure that its employees and former employees are prevented from doing anything that Sherwood is prohibited from doing pursuant to this Agreement.

     15(c) The obligations of Sherwood under this Section 15 shall not apply to any Licensed Know-how that:

          (1) is now, or comes to be publicly known through no breach of this Agreement by Sherwood; or

          (2) can be established by documentary evidence that prior to disclosure by Licensor, was in Sherwood's possession without restriction on disclosure imposed by any third party (and not in violation of any obligation by such third party directly or indirectly to Licensor to keep such information confidential); or

          (3) is disclosed to Sherwood on a non-confidential basis by a third party having no obligation of confidentiality, directly or indirectly, to Licensor in regard thereto.


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


     15(d) Sherwood shall use its reasonable business efforts to assure that all information relating to Sherwood Developments disclosed to Licensor pursuant to this Agreement shall be correct. However, nothing herein shall be construed to indicate that Sherwood in any manner guarantees the correctness of the Sherwood Developments, or that Sherwood assumes any liability whatsoever for any products or parts thereof manufactured and sold by Licensor in accordance with said Sherwood Developments, or as a result of the use thereof. Licensor shall assume all such liabilities and hold Sherwood harmless from any liability resulting from the manufacture, use and sale of the Sherwood Developments under this Agreement, except as herein provided.

     15(e) Subject to the provisions of this Agreement, until the end of five years after the expiration of the last-to-expire of the Licensed Patent Rights in the Licensed Territory, Licensor shall respect and ensure respect for the strict confidentiality of all aspects of the information, data, studies, processes and secrets pertaining to the Sherwood Developments and shall not disclose nor allow the same to be disclosed to any other person without the prior written consent of Sherwood. In furtherance hereof, Licensor hereby covenants and agrees that it shall:

          (1) not disclose any Sherwood Developments or permit access to any Sherwood Developments by any person except as reasonably required to fulfill its obligations under this Agreement; and

          (2) take all reasonable measures deemed necessary or expedient to ensure respect for the confidentiality and continued protection of the Sherwood Developments and to prevent unauthorized access to the Sherwood Developments or possession, reproduction, modification, use or distribution thereof, and in particular to take appropriate measures, by agreement or otherwise, to ensure that its employees and former employees are prevented from doing anything that Licensor is prohibited from doing pursuant to this Agreement.

     15(f) The obligations of Licensor under this Section 15 shall not apply to any Sherwood Developments that:

          (1) is now, or comes to be publicly known through no breach of this Agreement by Licensor; or

          (2) can be established by documentary evidence that prior to disclosure by Sherwood, was in Licensor's possession without restriction on disclosure imposed by any third party (and not in violation of any obligation by such third party directly or indirectly to Sherwood to keep such information confidential); or

          (3) is disclosed to Licensor on a non-confidential basis by a third party having no obligation of confidentiality, directly or indirectly, to Sherwood in regard thereto.

SECTION 16. MISCELLANEOUS

     16(a) Upon the termination of this Agreement, Sherwood and any Related Companies shall have the right to dispose of all Licensed Products then on hand, including work in process, and to meet all pending orders for Licensed Products. All earned royalties which would otherwise be payable pursuant to Paragraph 5(a) of this Agreement, had such termination not become effective, shall be paid with respect to all such Licensed Products when sold as though this Agreement had not been terminated.

     16(b) Neither termination nor expiration of this Agreement shall terminate Sherwood's obligation to pay all earned royalties which shall accrue through the date of such expiration or termination. Sherwood's obligation to report royalty due and to submit its books and records for inspection as provided in Paragraph 6(a) hereof shall continue until Sherwood's royalty obligations shall have been fully determined and discharged by proper payment.

     16(c) This Agreement contains all of the agreements and understandings made between the parties hereto concerning Licensed Products in the Licensed Territory, and any prior agreements, express or implied, relating to the subject matter hereof are expressly superseded and canceled. No amendment of this Agreement shall be effective unless in writing and signed by the parties hereto.

     16(d) This Agreement may be executed in one or more counterparts which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on the day and year first above written.


SHERWOOD MEDICAL COMPANY,
  doing business as SHERWOOD-DAVIS & GECK



By:                                        ATTEST:
       ____________________________               __________________________

       ____________________________        By: _____________________________
       (Type or Print Name)

Title: ____________________________

Date:
       ____________________________



UNIVEC, INC.



By:                                        ATTEST:
       ____________________________               __________________________

       ____________________________        By: _____________________________
       (Type or Print Name)

Title: ____________________________

Date:
       ____________________________


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